Exhibit 99.1

UBS Global Life Sciences Conference

September 28, 2004

Forward-Looking Statements

Except for historical information discussed, today’s presentation includes forward-looking statements that involve risks and uncertainties. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially. Some of the factors which could cause actual results to materially differ from those anticipated by the forward-looking statements are set forth in the Company’s latest SEC Filings on Forms 10-K and 10-Q and in its earnings release dated July 27, 2004. Further, these forward-looking statements speak only as of this date September 28, 2004. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

Agenda

Business Overview Investment Considerations Strategic Direction Recent Results

Business Overview

The STERIS Path to Growth

INITIAL GROWTH

ACQUISITIONS

REORGANIZATION

STERIS Today

Leader in Technologies to Control Infection and Contamination

Positioned For Growth

STERIS 2000

STERIS 1995

1987 Start up

Sales by Business Segment

Fiscal Year Ended March 31, 2004 (Dollars in millions)

HEALTHCARE ($753) LIFE SCIENCES ($246) STERIS ISOMEDIX SERVICES ($88)

69%

23%

8%

Key Industries Served

HEALTHCARE

Surgical Support Sterile Processing Applied Infection Control

LIFE SCIENCES

Pharmaceutical Production Research Defense and Industrial

STERIS ISOMEDIX SERVICES (CONTRACT STERILIZATION)

Investment Considerations

Investment Considerations

A technology leader

Diversified and recurring revenue stream Strong competitive positions Strong financial and operating platform Improving market dynamics

A Technology Leader

Broad based technologies…

Surface Cleaning Chemistries

Washing Systems

Skin Care

VHP ® Sterilization

Steam Sterilization

EtO Sterilization

Peracetic Acid Sterilization

Gamma

Delivered through capital equipment chemistries and services…

Make STERIS a leader

Diversified and Recurring Revenue Stream

Capital equipment drives… Consumables… and Services…

51% of fiscal 2004 revenues were higher margin, recurring consumables and services

STERIS has the unique ability to offer a custom solution for a variety of customers, industries and geographies

Strong Competitive Positions

Leading supplier of sterilization and surgical support products to U.S. healthcare facilities Leading position in contract sterilization for medical technology manufacturers and other industries Leading supplier of equipment and chemistries to biopharmaceutical companies for research and production facilities STERIS has the broadest range of infection control technologies, products and services in the world STERIS has the unique capability to offer custom solutions to a variety of industries

Strong Financial and Operating Platform

Consistent earnings growth Low level of debt Strong cash flow Efficient operations

Improving Market Dynamics

Aging population is driving demand for healthcare services and pharmaceuticals Increased spending by hospitals is leading to expansion and upgrading of facilities Ongoing investment in drug production is driving manufacturing capacity and research facilities Global awareness of infection control is growing

Strategic Direction

Sources of Growth

Earnings Power

EXTERNAL

Improving market dynamics

INTERNAL

Strategic Actions to Drive Growth and Financials

Our Growth Strategy

Diversify revenue stream by product, service, market and geography

Increase recurring revenues Leverage our channel Introduce new technologies Adapt our technologies Expand internationally

Increase Recurring Revenues

Large revenue opportunity in our own installed base

Capture consumable opportunity

Aggressively grow service

New capital equipment products will have an associated proprietary consumable Greater penetration of chemistries in Life Sciences

Leverage Our Channel in Healthcare

Presence in every U.S. hospital Sales force of 250 people Service force of 1,000 New products, alliances, acquisitions

Introduce New Technologies

R&D spending to approximate $35 million in fiscal 2005, an increase of over 20% Focused new product development effort Areas of focus include projects for new industries and new sterilization technologies

VHP® technology advancement into new product uses Prion Decontamination Targeted sterile processing offering

Key new products for general infection control and surgical support

New Product - Reliance® EPS

Submitted to FDA for 510k Approval Available for sale in Europe and Canada

STERIS’s first high level disinfection system for flexible endoscopes in GI Suite Can process two instruments simultaneously Addresses key market needs in GI suite Guaranteed consumable revenue stream

Adapt Our Technologies

CURRENT

Exploring new applications related to Anthrax contamination

Joint research on defense applications for biological and chemical warfare

Joint research in space applications

FUTURE POSSIBILITIES

Transportation

Hotel and building decontamination

Food and beverage packaging

Medical device sterilization

Adapt Our Technologies – Key Application

Decontamination of State Department building SA32 mail processing facility.

Used STERIS proprietary technology, equipment and expertise First validated process for treating anthrax contaminated buildings

International Expansion Opportunities

REVENUE MIX BY GEOGRAPHY

Fiscal Year 2004

United States 77%

International 23%

Market size is equivalent to U.S. Narrowed focus on key European countries and Japan Acquisitions to play strategic role Leading-edge technologies

Acquisition of Albert Browne, U.K.

European market leader in chemical indicators 2003 revenues approximately $16 million $51.6 million acquisition price financed with existing cash Fits consumable and international strategy

High margin consumable business International channel Superior technology

Expected to add $0.01 to $0.02 in fiscal 2006

Recent Results

Net Quarterly Revenues

(dollars in millions) $300 $250 $200 $150 $100 $50

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004 FY2005

Quarterly Diluted Earnings Per Share $0.40 $0.35 $0.30 $0.25 $0.20 $0.15 $0.10 $0.05 $0.00

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr

FY2001 FY2002 FY2003 FY2004 FY2005

* A charge in the fourth quarter of fiscal 2001 resulted in a loss of $0.24 per share

Strong Cash Flow

Cash From Operations and Capital Spending

(In millions) $102.3 $51.0 $142.0 $65.7 $133.3 $58.6 $123.3 $67.6

FY 2001 FY 2002 FY 2003 FY 2004

Cash from Operations Capital Spending

Cash Priorities:

Fund growth through acquisitions Modest share buy backs to offset dilutive impact of options Allows substantial flexibility for growth

Recent Cash Uses: $31.5 million in share buybacks (through 8/6/04) $51.6 million for acquisition of Albert Browne

Second Quarter Earnings Outlook Revised

Today announced revised earnings outlook for fiscal 2005 2nd quarter based upon a review of business trends and results:

5-6% overall revenue growth expected

Earnings expected to be in the range of $0.27 to $0.28 per diluted share

Key Notes:

Lower than anticipated results in Life Sciences (LS)

Lower international profitability, driven by LS, leading to increased tax rate to 37.5% Healthcare - demand for capital equipment solid Isomedix - strong revenue growth anticpated

Summary

A technology leader with strong competitive positions Diversified and recurring revenue stream Improving market dynamics Financial flexibility Bright future